                                                                 Exhibit (g)(iv)

                                   SCHEDULE A
                        TO THE TRANSFER AGENCY AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

Fund                                                   Effective Date
----                                                   --------------
Schwab International Index Fund - Investor             July 21, 1993
Shares

Schwab International Index Fund - Select Shares        April 30, 1997

Schwab Small-Cap Index Fund - Investor Shares          October 14, 1993

Schwab Small-Cap Index Fund - Select Shares            April 30, 1997

Schwab MarketTrack Growth Portfolio (formerly          September 25, 1995
known as Schwab Asset Director-High Growth
Fund)

Schwab MarketTrack Balanced Portfolio (formerly        September 25, 1995
known as Schwab Asset Director-Balanced
Growth Fund)

Schwab MarketTrack Conservative Portfolio              September 25, 1995
(formerly known as Schwab Asset Director-
Conservative Growth Fund)

Schwab S&P 500 Fund - e.Shares                         February 28, 1996

Schwab S&P 500 Fund - Investor Shares                  February 28, 1996

Schwab S&P 500 Fund - Select Shares                    April 30, 1997

Schwab Core Equity Fund (formerly known as             May 21, 1996
Schwab Analytics Fund)

Laudus International MarketMasters Fund -              September 2, 1996
Investor Shares (formerly known as Schwab
International MarketMasters Fund - Investor
Shares, Schwab MarketManager International
Portfolio and Schwab OneSource Portfolios-
International)

Laudus International MarketMasters Fund -              April 1, 2004
Select Shares (formerly known as Schwab
International MarketMasters Fund - Select
Shares, Schwab MarketManager International
Portfolio and Schwab OneSource Portfolios-
International)

Laudus U.S. MarketMasters Fund - Investor              October 13, 1996
Shares (formerly known as Schwab U.S.
MarketMasters Fund - Investor Shares, Schwab
MarketManager Growth Portfolio and Schwab
OneSource Portfolios-Growth Allocation)

Laudus U.S. MarketMasters Fund - Select Shares         June 1, 2004
(formerly known as Schwab U.S. MarketMasters
Fund - Select Shares, Schwab MarketManager
Growth Portfolio and Schwab OneSource
Portfolios-Growth Allocation)

Laudus Balanced MarketMasters Fund - Investor          October 13, 1996
Shares (formerly known as Schwab Balanced
MarketMasters Fund - Investors Shares, Schwab
MarketManager Balanced Portfolio and Schwab
OneSource Portfolios-Balanced Allocation)

Laudus Balanced MarketMasters Fund - Select            June 1, 2004
Shares (formerly known as Schwab Balanced
MarketMasters Fund - Select Shares, Schwab
MarketManager Balanced Portfolio and Schwab
OneSource Portfolios-Balanced Allocation)

Laudus Small-Cap MarketMasters Fund -                  August 3, 1997
Investor Shares (formerly known as Schwab Small
-Cap MarketMasters Fund - Investor Shares,
Schwab MarketManager Small Cap Portfolio and
Schwab OneSource Portfolios-Small Company)

Laudus Small-Cap MarketMasters Fund - Select           June 1, 2004
Shares (formerly known as Schwab Small-Cap
MarketMasters Fund - Select Shares, Schwab
MarketManager Small Cap Portfolio and Schwab
OneSource Portfolios-Small Company)

Schwab Market Track All Equity Portfolio               April 16, 1998
(formerly known as Schwab Asset Director-
Aggressive Growth Fund)

Schwab Institutional Select S&P 500 Fund               October 28, 1998
(formerly known as Institutional Select S&P 500
Fund)

Schwab Institutional Select Large-Cap Value            October 28, 1998
Index Fund (formerly known as Institutional
Select Large-Cap Value Index Fund

Schwab Institutional Select Small-Cap Value            October 28, 1998
Index Fund (formerly known as Institutional
Select Small-Cap Value Index Fund)

Schwab Total Stock Market Index Fund - Investor        April 15, 1999
Shares

Schwab Total Stock Market Index Fund - Select          April 15, 1999
Shares

Schwab Financial Services Fund (Financial              May 15, 2000
Services Focus Fund)

Schwab Health Care Fund (Health Care Focus Fund)       May 15, 2000

Schwab Technology Fund (Technology Focus Fund)         May 15, 2000

Schwab Hedged Equity Fund - Investor Shares            August 6, 2002

Schwab Hedged Equity Fund - Select Shares              August 26, 2003

Schwab Small-Cap Equity Fund - Investor Shares         May 19, 2003

Schwab Small-Cap Equity Fund - Select Shares           May 19, 2003

Schwab Dividend Equity Fund - Investor Shares          September 23, 2003

Schwab Dividend Equity Fund - Select Shares            September 23, 2003

Schwab Premier Equity Fund - Investor Shares           November 16, 2004

Schwab Premier Equity Fund - Select Shares             November 16, 2004


                              SCHWAB CAPITAL TRUST

                              By:   /s/ Stephen B. Ward
                                    ------------------------
                                        Stephen B. Ward,
                                        Senior Vice President
                                        and Chief Investment Officer

                              CHARLES SCHWAB & CO., INC.

                              By:   /s/ Fred Potts
                                    ------------------------
                                        Fred Potts,
                                        Senior Vice President


Dated as of February 12, 2005

                                   SCHEDULE C
                        TO THE TRANSFER AGENCY AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

                                      FEES
      THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT
            AND ARE TO BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

FUND                                                FEE
----                                                ---
Schwab International Index Fund - Investor          Five one-hundredths of one
Shares                                              percent (.05%) of the Fund's
                                                    average daily net assets

Schwab International Index Fund - Select Shares     Five one-hundredths of one
                                                    percent (.05%) of the Fund's
                                                    average daily net assets

Schwab Small-Cap Index Fund - Investor              Five one-hundredths of one
Shares                                              percent (.05%) of the Fund's
                                                    average daily net assets

Schwab Small-Cap Index Fund-Select Shares           Five one-hundredths of one
                                                    percent (.05%) of the Fund's
                                                    average daily net assets

Schwab MarketTrack Growth Portfolio (formerly       Five one-hundredths of one
known as Schwab Asset Director-High Growth          percent (.05%) of the Fund's
Fund)                                               average daily net assets

Schwab MarketTrack Balanced Portfolio               Five one-hundredths of one
(formerly known as Schwab Asset Director-           percent (.05%) of the Fund's
Balanced Growth Fund)                               average daily net assets

Schwab MarketTrack Conservative Portfolio           Five one-hundredths of one
(formerly known as Schwab Asset Director-           percent (.05%) of the Fund's
Conservative Growth Fund)                           average daily net assets

Schwab S&P 500 Fund-Investor Shares                 Five one-hundredths of one
                                                    percent (.05%) of the Fund's
                                                    average daily net assets

Schwab S&P 500 Fund-e.Shares                        Five one-hundredths of one
                                                    percent (.05%) of the Fund's
                                                    average daily net assets

Schwab S&P 500 Fund-Select Shares                   Five one-hundredths of one
                                                    percent (.05%) of the Fund's
                                                    average daily net assets

Schwab Core Equity Fund (formerly known as          Five one-hundredths of one
Schwab Analytics Fund)                              percent (.05%) of the Fund's
                                                    average daily net assets

Laudus International MarketMasters Fund -           Five one-hundredths of one
Investor Shares (formerly known as Schwab           percent (.05%) of the Fund's
International MarketMasters Fund - Investor         average daily net assets
Shares, Schwab MarketManager International
Portfolio and Schwab OneSource Portfolios-
International)

FUND                                                FEE
----                                                ---
Laudus International MarketMasters Fund -           Five one-hundredths of one
Select Shares (formerly known as Schwab             percent (.05%) of the Fund's
International MarketMasters Fund - Select           average daily net assets
Shares, Schwab MarketManager International
Portfolio and Schwab OneSource Portfolios-
International)

Laudus U.S. MarketMasters Fund - Investor           Five one-hundredths of one
Shares (formerly known as Schwab U.S.               percent (.05%) of the Fund's
MarketMasters Fund - Investor Shares, Schwab        average daily net assets
MarketManager Growth Portfolio and Schwab
OneSource Portfolios-Growth Allocation)

Laudus U.S. MarketMasters Fund - Select Shares      Five one-hundredths of one
(formerly known as Schwab U.S. MarketMasters        percent (.05%) of the Fund's
Fund - Select Shares, Schwab MarketManager          average daily net assets
Growth Portfolio and Schwab OneSource
Portfolios-Growth Allocation)

Laudus Balanced MarketMasters Fund - Investor       Five one-hundredths of one
Shares (formerly known as Schwab Balanced           percent (.05%) of the Fund's
MarketMasters Fund - Investor Shares, Schwab        average daily net assets
MarketManager Balanced Portfolio and Schwab
OneSource Portfolios-Balanced Allocation)

Laudus Balanced MarketMasters Fund - Select         Five one-hundredths of one
Shares (formerly known as Schwab Balanced           percent (.05%) of the Fund's
MarketMasters Fund - Select Shares, Schwab          average daily net assets
MarketManager Balanced Portfolio and Schwab
OneSource Portfolios-Balanced Allocation)

Laudus Small-Cap MarketMasters Fund -               Five one-hundredths of one
Investor Shares (formerly known as Schwab           percent (.05%) of the Fund's
Small-Cap MarketMasters Fund - Investor             average daily net assets
Shares, Schwab MarketManager Small Cap
Portfolio and Schwab OneSource Portfolios-
Small Company)

Laudus Small-Cap MarketMasters Fund - Select        Five one-hundredths of one
Shares (formerly known as Schwab Small-Cap          percent (.05%) of the Fund's
MarketMasters Fund - Select Shares, Schwab          average daily net assets
MarketManager Small Cap Portfolio and Schwab
OneSource Portfolios-Small Company)

Schwab Market Track All Equity Portfolio            Five one-hundredths of one
(formerly known as Schwab Asset Director-           percent (.05%) of the Fund's
Aggressive Growth Fund)                             average daily net assets

Schwab Institutional Select S&P 500 Fund            Five one-hundredths of one
(formerly known as Institutional Select S&P         percent (.05%) of the Fund's
500 Fund)                                           average daily net assets

Schwab Institutional Select Large-Cap Value         Five one-hundredths of one
Index Fund (formerly known as Institutional         percent (.05%) of the Fund's
Select Large-Cap Value Index Fund)                  average daily net assets

Schwab Institutional Select Small-Cap Value         Five one-hundredths of one
Index Fund                                          percent (.05%) of

FUND                                                FEE
----                                                ---
(formerly known as Institutional                    the Fund's average daily net
Select Small-Cap Value Index Fund)                  assets

Schwab Total Stock Market Index Fund -              Five one-hundredths of one
Investor Shares                                     percent (.05%) of the Fund's
                                                    average daily net assets

Schwab Total Stock Market Index Fund - Select       Five one-hundredths of one
Shares                                              percent (.05%) of the Fund's
                                                    average daily net assets

Financial Services Focus Fund                       Five one-hundredths of one
                                                    percent (.05%) of the Fund's
                                                    average daily net assets

Health Care Focus Fund                              Five one-hundredths of one
                                                    percent (.05%) of the Fund's
                                                    average daily net assets

Technology Focus Fund                               Five one-hundredths of one
                                                    percent (.05%) of the Fund's
                                                    average daily net assets

Schwab Hedged Equity Fund - Investor Shares         Five one-hundredths of one
                                                    percent (.05%) of the Fund's
                                                    average daily net assets

Schwab Hedged Equity Fund - Select Shares           Five one-hundredths of one
                                                    percent (.05%) of the Fund's
                                                    average daily net assets

Schwab Small-Cap Equity Fund - Investor             Five one-hundredths of one
Shares                                              percent (.05%) of the Fund's
                                                    average daily net assets

Schwab Small-Cap Equity Fund - Select Shares        Five one-hundredths of one
                                                    percent (.05%) of the Fund's
                                                    average daily net assets

Schwab Dividend Equity Fund - Investor Shares       Five one-hundredths of one
                                                    percent (.05%) of the Fund's
                                                    average daily net assets

Schwab Dividend Equity Fund - Select Shares         Five one-hundredths of one
                                                    percent (.05%) of the Fund's
                                                    average daily net assets


Schwab Premier Equity Fund - Investor Shares        Five one-hundredths of one
                                                    percent (.05%) of the Fund's
                                                    average daily net assets


Schwab Premier Equity Fund - Select Shares          Five one-hundredths of one
                                                    percent (.05%) of the Fund's
                                                    average daily net assets

The aforementioned transfer agency services fees shall be reduced to the extent a third-party intermediary, pursuant to a written agreement with the Fund, is compensated by the Fund for providing certain sub-transfer agency services. In no event shall this fee reduction with respect to any third party intermediary be greater than four one-hundredths of one percent (.04%) of the average daily net assets of the Fund with respect to which such third-party intermediary provides sub-transfer agency services. This fee reduction shall exclude fees paid to a third party intermediary for shareholder related services.

                              SCHWAB CAPITAL TRUST

                              By:   /s/ Stephen B. Ward
                                    ------------------------
                                        Stephen B. Ward,
                                        Senior Vice President
                                        and Chief Investment Officer

                              CHARLES SCHWAB & CO., INC.

                              By:   /s/ Fred Potts
                                    ------------------------
                                        Fred Potts,
                                        Senior Vice President


Dated as of February 12, 2005